Note 13 - Other Operating Income and Expense	12 Months Ended
Mar. 31, 2021
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

13. Other Operating Income and Expense

Other operating income in 2021 includes a gain on the sale of the prepared food business of $34.8 million. Additionally the company recorded a loss of $0.8 million on the disposal of equipment from a sold Northwest plant, a loss on the sale of unused fixed assets of $0.4 million, a loss of $3.2 million on the disposition of equipment that was previously held for sale, and a charge of $0.2 for severance. The company also recorded a charge of $1.2 million for a supplemental early retirement plan.

Other operating income in 2020 includes a gain on the partial sale of a plant in the Midwest of $3.3 million and a gain on the sale of a plant in the Northwest of $8.2 million. The Company also recorded a gain on the sale of unused fixed assets of $1.2 million.